[Aetna Retirement Services logo]

                                        Aetna Life Insurance and Annuity Company
 Customer Information                   151 Farmington Avenue
 Smart Solutions from Aetna(TM)         Hartford, CT   06156-5996
 Aetna Variable Annuity                 1-800-238-6254

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
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Type of Contract         Nonqualified          Qualified                                       Qualified (con't.)
Please Print             / / Regular           / / 408A Roth IRA Regular (Tax year ________)   / / 408(b) IRA Transfer/Rollover*
                         / / 1035 Exchange*    / / 408A Roth IRA Transfer/Rollover*            / / 403(b) 90-24 Transfer*
*Please attach required  / / Custodial IRA     / / 408(b) IRA* Regular (Tax year ________)         Check one:
additional forms.                              / / 408(b) SEP* Regular (Tax year ________)         / / ERISA   / / Non ERISA
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Option Package        Option Package I [092] / /            Option Package II [093] / /        Option Package III [094] / /

                      Death Benefit, withdrawal options and expenses will vary depending on the Option Package chosen. Please refer to your prospectus for further details on the Option Packages available under this contract.
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Holder                Name (Last, First, Middle Initial)                                       Social Security No./Tax ID No.

-Holder means         -----------------------------------------------------------------------------------------------------------
Contract Holder       Address (No. & Street / PO Box)
under an
individual            -----------------------------------------------------------------------------------------------------------
contract and          City/Town                                            State                Zip Code
Certificate
Holder under a        -----------------------------------------------------------------------------------------------------------
group                 Telephone No. / / Home       / / Work                / / M  / / F         Date of Birth
contract.
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Joint Holder          Name (Last, First, Middle Initial)                                       Social Security No.

-Optional             -----------------------------------------------------------------------------------------------------------
-Nonqualified Only    Address (No. & Street / PO Box)

                      -----------------------------------------------------------------------------------------------------------
                      City/Town                                            State                Zip Code

                      -----------------------------------------------------------------------------------------------------------
                      Telephone No. / / Home       / / Work                / / M  / / F         Date of Birth
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Annuitant             Name (Last, First, Middle Initial)                                       Social Security No.

-If different from    -----------------------------------------------------------------------------------------------------------
Holder                Address (No. & Street / PO Box)
-Nonqualified Only
-Note: Annuitant may  -----------------------------------------------------------------------------------------------------------
not be changed        City/Town                                            State                Zip Code

                      -----------------------------------------------------------------------------------------------------------
                      Telephone No. / / Home       / / Work                / / M  / / F         Date of Birth
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Beneficiary(ies)                                 Complete Legal Name             Relationship          Social Security No.     %
Please refer to       -----------------------------------------------------------------------------------------------------------
prospectus for        / / Primary
details.              -----------------------------------------------------------------------------------------------------------
                      / / Primary  / / Contingent
                      -----------------------------------------------------------------------------------------------------------
                      / / Primary  / / Contingent
                      -----------------------------------------------------------------------------------------------------------
                      / / Restricted Beneficiary     Please complete Beneficiary Designation with Restricted Payout Form.
                      -----------------------------------------------------------------------------------------------------------
                      Unless directed otherwise and unless there are Joint Holders, we will pay any death benefit in equal shares to the Primary Beneficiary(ies) or, if none living at the death of the Holder or the Annuitant, to the
                      Contingent Beneficiary(ies).
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Payment               / / Initial Payment: $ _______________  Make check payable to Aetna Life Insurance and Annuity Company (ALIAC)
Information           / / Pre-authorized Payment Plan- I authorize (1) Aetna to debit the account indicated on the enclosed check
Note the              for the payment amount indicated on this form; and (2) the bank indicated on the enclosed check to pay
Pre-authorized        ALIAC and charge the account shown on the enclosed check for debits drawn and payable to ALIAC as payments
Payment Plan may      under this contract. Attach check marked "VOID."
not be available
on all types of
contracts
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Dollar Cost           / / I elect the Dollar Cost Averaging Program. (Page 2 of this form must be completed)
Averaging                 Not available if Account Rebalancing is in effect.
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Account               / / I elect the Account Rebalancing Program. With this program, amounts in the variable investment options are
Rebalancing               reallocated, as frequently as you elect below, to reflect the percentages indicated on page 2 of this
Program                   form. Not available if DCA is in effect.  (Check one)  / / Monthly   / / Quarterly
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Systematic            / / I would like to elect a Systematic Distribution Option. (The Systematic Distribution Options Form must be
Distribution Option   completed)
                          Aetna offers a variety of Systematic Distribution Options including the Estate Conservation Option
                          (minimum required distributions for qualified contracts), the Life Expectancy Option (72t) as well as a variety of payment frequencies and distribution methods.
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Aetna Life            Documents without Checks                        Documents with Checks
Insurance and         -----------------------------------------------------------------------------------------------------------
Annuity Company       Home Office:                      Regular Mail:               Express Mail:
                      Individual Annuity Operations     ALIAC                       Fleet Bank/ALIAC
                      151 Farmington Avenue             PO Box 30670                HFD Lockbox Dept.
                      Hartford, CT 06156-5996           Hartford, CT 06150-0670     20 Church St., 20th Floor
                      Attn: New Business Unit           Attn: New Business Unit     Hartford, CT 06103
                                                                                    Attn: New Business Unit  Unit
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
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Allocation of     Variable Investment Options                              Dollar Cost Averaging (DCA)
Initial Payment                                                            / / I elect Dollar Cost Averaging (DCA) for a period
                  _____ % [001] Aetna Growth and Income VP                     of _____ months (6 to 60 mos for variable
Note: The total   _____ % [003] Aetna Money Market VP                          investment options, 6-12 mos. for the ALIAC
number of         _____ % [004] Aetna Bond VP                                  Fixed Account - DCA Only).
investment may    _____ % [008] Aetna Balanced VP, Inc.                        Transfer $______ every / / Month / / Quarter
be limited.       _____ % [035] Aetna Index Plus Large Cap VP                  ($50 minimum per investment option)
Please refer      _____ % [040] Aetna Growth VP                                Source Fund: ____________________________
to your           _____ % [042] Aetna Small Company VP                         (any variable investment option, the ALIAC
prospectus for    _____ % [051] Aetna Real Estate Securities VP                Guaranteed Account - DCA Only or the ALIAC
further details.  _____ % [055] Aetna International VP                         Fixed Account - DCA Only)
                  _____ % [076] AIM V.I. Capital Appreciation Fund         To the following variable investment option(s):
                  _____ % [077] AIM V.I. Growth Fund                       $_____  [001] Aetna Growth and Income VP
                  _____ % [078] AIM V.I. Value Fund                        $_____  [003] Aetna Money Market VP
                  _____ % [079] AIM V.I. Growth & Income Fund              $_____  [004] Aetna Bond VP
                  _____ % [108] Fidelity VIP Equity-Income Portfolio       $_____  [008] Aetna Balanced VP, Inc.
DCA does not      _____ % [132] Fidelity VIP High Income Portfolio         $_____  [035] Aetna Index Plus Large Cap VP
ensure a profit   _____ % [133] Fidelity VIP II Contrafund Portfolio       $_____  [040] Aetna Growth VP
or guarantee      _____ % [117] Janus Aspen Growth Portfolio               $_____  [042] Aetna Small Company VP
against a loss in _____ % [119] Janus Aspen Aggressive Growth Portfolio    $_____  [051] Aetna Real Estate Securities VP
a declining       _____ % [123] Janus Aspen Worldwide Growth Portfolio     $_____  [055] Aetna International VP
market.           _____ % [124] Janus Aspen Balanced Portfolio             $_____  [076] AIM V.I. Capital Appreciation Fund
                  _____ % [138] MFS Total Return Series                    $_____  [077] AIM V.I. Growth Fund
                  _____ % [082] Oppenheimer Growth & Income Fund           $_____  [078] AIM V.I. Value Fund
DCA is NOT        _____ % [094] Oppenheimer Aggressive Growth Fund         $_____  [079] AIM V.I. Growth & Income Fund
available if the  _____ % [098] Oppenheimer Strategic Bond Fund            $_____  [108] Fidelity VIP Equity-Income Portfolio
Account           _____ % [100] PPI MFS Value Equity Portfolio             $_____  [132] Fidelity VIP High Income Portfolio
Rebalancing       _____ % [104] PPI Scudder International Growth Portfolio $_____  [133] Fidelity VIP II Contrafund Portfolio
program is in     _____ % [105] PPI MFS Research Growth Portfolio          $_____  [117] Janus Aspen Growth Portfolio
effect.           _____ % [106] PPI MFS Emerging Equities Portfolio        $_____  [119] Janus Aspen Aggressive Growth Portfolio
                  _____ % [   ]                                            $_____  [123] Janus Aspen Worldwide Growth Portfolio
                  Fixed Investment Options (N/A in MD or WA)               $_____  [124] Janus Aspen Balanced Portfolio
                  _____ % [009] ALIAC Guaranteed Account - DCA Only        $_____  [138] MFS Total Return Series
                  _____ % [049] ALIAC Guaranteed Account 1 Year Term       $_____  [082] Oppenheimer Growth & Income Fund
                  _____ % [011] ALIAC Guaranteed Account 3 Year Term       $_____  [094] Oppenheimer Aggressive Growth Fund
                  _____ % [013] ALIAC Guaranteed Account 5 Year Term       $_____  [098] Oppenheimer Strategic Bond Fund
                  _____ % [015] ALIAC Guaranteed Account 7 Year Term       $_____  [100] PPI MFS Value Equity Portfolio
                  _____ % [018] ALIAC Guaranteed Account 10 Year Term      $_____  [104] PPI Scudder International Growth Portfolio
                  _____ % [   ]                                            $_____  [105] PPI MFS Research Growth Portfolio
                  _____ % [002] ALIAC Fixed Account - DCA Only             $_____  [106] PPI MFS Emerging Equities Portfolio
                                (Available in MD & WA)
                  100   % TOTAL
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Replacement       Will this contract change or replace any existing life insurance and/or annuity contract(s)? / / Yes  / / No
                  (If yes, please complete the section below and attach the appropriate state replacement forms(s).
                  Attach additional sheet if necessary.)
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                  Name of Insurance Company                                Contract No.

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Anti Fraud        Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly
not applicable    presents false information in an application for insurance is guilty of a crime and may be subject to fines
in VA             and confinement in prison.
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Disclosures       I declare that the information on this form is correct and true to the best of my knowledge. I also represent that
and Signatures    the Social Security Number(s) or Tax ID Number shown on this form is/are correct.

                  I understand that (1) when based on the investment experience of a Separate Account, all payments and contract values are variable and are not guaranteed as to fixed dollar amount; and that (2) some payments made from the
                  ALIAC Guaranteed Account prior to the completion of the guaranteed term are subject to Market Value Adjustment which may result in a positive or negative adjustment to amounts payable.

                  o I have received a current prospectus.
                  o I have received the Information Kit disclosing and clarifying the programs and benefits offered in my contract.
                  o I understand that withdrawals may be subject to a deferred sales charge. Please refer to prospectus for details.
                  o If Aetna cannot process my request within five business days after receiving it at its home office, Aetna may hold my form and payment.
                  / /  Please send me a Statement of Additional Information.
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                  Signature of Holder                       City/Town, State where signed             Date (mm/dd/yy)

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                  Signature of Joint Holder                                                           Date (mm/dd/yy)

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                  Signature of Registered Representative                                              Date (mm/dd/yy)

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Registered        Broker/Dealer Firm (Print)                  Please choose one of the following:     / / NT   / / T1
Representative                                                                                        / / T2   / / Other
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                  Representative's Name (Print)      Telephone No.                 Code           Social Security No.

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